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           SUPPLEMENT TO THE PROSPECTUS OF KEYSTONE TAX EXEMPT TRUST

The prospectus of the above-named fund (the "Fund") is hereby supplemented in the section entitled "Fund Management and Expenses -- Investment Manager" as follows:

The investment management fee paid by the Fund to Keystone Management shall be payable at the end of each calendar month and it shall include an amount equal to the amount of Reimbursable Expenses of Keystone Management accrued during such calendar month.

October 6, 1995